COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
NOTE 12:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Group's facilities are rented under several lease agreements in Israel, Europe and the U.S. for periods ending in 2017.

Future minimum rental commitments under non-cancelable operating leases, are as follows:

Year ending December 31,

2013	$5,375
2014	5,231
2015	4,991
2016	5,179
2017	4,748

Total minimum lease payments *)	$25,524

*)	Minimum payments have been reduced by minimum sublease rental of $ 1,399 due in the future under non-cancelable subleases.

In connection with the Company's offices lease agreement in Israel, the lessor has a lien of approximately $ 5,000 which is included in short-term and restricted bank deposits.

Rent expenses for the years ended December 31, 2010, 2011 and 2012, were approximately $ 4,790, $ 5,327 and $ 5,745, respectively.

b.	Inventory purchase commitments:

The Group is obligated under certain agreements with its suppliers to purchase specified items of excess inventory which is expected to be utilized in 2013. As of December 31, 2012, non- cancelable obligations were approximately $ 1,174.

c.	Royalty commitment to the Office of the Chief Scientist in Israel ("OCS"):

Under the research and development agreements of the Company and its Israeli subsidiaries with the OCS and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3%-5% of sales to the end customer of products developed with funds provided by the OCS, up to an amount equal to 100% of the OCS research and development grants received, linked to the dollar plus interest on the unpaid amount received based on the 12-month LIBOR rate (from the year the file has been approved) applicable to dollar deposits. The Company is obligated to repay the Israeli Government for the grants received only to the extent that there are sales of the funded products.

The place of manufacturing of a product that was developed with the support of the OCS, or based on know-how developed with the support of the OCS, shall be according to the supported company's declaration in the application for support (including manufacturing abroad). In case a company wishes to transfer manufacturing activity abroad, additional to its statement in the application for support, it will be required to receive approval from the OCS research committee. The committee is entitled to increase both the royalty liability and the rate of the royalty payments. The increased repayment is calculated according to the percentage of the manufacturing activities that are intended to be carried out outside Israel, and can reach up to 300% of the original sum. When the manufacturing of the product is being done outside of Israel, the Company is required to pay an increased royalty rate of an additional 1% (instead of paying 3%-5%, the Company would pay 4%-6%).

As of December 31, 2011 and 2012, the Company and its Israeli subsidiaries have a contingent obligation to pay royalties in the amount of approximately $ 24,062 and $ 29,413, respectively.

As of December 31, 2011 and 2012, the Company and its Israeli subsidiaries have paid or accrued royalties to the OCS in the amount of $1,475 and $ 1,810, respectively. which were recorded in cost of revenues.

d.	Royalty commitments to third parties:

The Group has entered into technology licensing fee agreements with third parties. Under the agreements, the Group agreed to pay the third parties royalties, based on sales of relevant products. See also Note 9.

e.	Legal proceedings:

1.	The Group's major customer in 2008 and 2009 filed an action asserting that the Group received approximately $ 3.2 million in payments from them during the ninety day period prior to their bankruptcy filing in January 2009 that constitute avoidable preferential transfers. The parties have settled the matter pursuant to the Stipulation of Settlement of Avoidance Claims and Recoupment of Claims ("the Stipulation"). Under the Stipulation, the Company paid $ 20 to the customer and all claims by the parties have been released and withdrawn. In July 2012, the Court entered an order approving the Stipulation and the adversary proceeding was closed on August 1, 2012.

2.	In May 2007, the Company entered into an agreement with respect to property adjacent to its headquarters in Israel, pursuant to which a building of approximately 145,000 square feet has been erected and was expected to be leased to the Company for a period of eleven years. This new building was substantially completed in May 2010. The landlord claimed that the Company should have taken delivery of the building at that time and started paying rent. The Company disagreed with the landlord's interpretation of the relevant agreement. As a result, the landlord terminated the agreement and leased the property to a third party. This dispute has been referred to arbitration where the Company claims that due to the landlord's failure the Company lost significant potential revenues. The landlord counterclaimed alleging that it sustained losses equal to approximately one year's rent and management fees in the aggregate amount of approximately NIS 14 million (approximately $ 3,750). The Company believes that it has valid defenses to the counterclaim and a provision is not required.

3.	In September 2011, an action was commenced against the Company's subsidiary, AudioCodes Inc. and numerous other defendants, in Federal Court in Delaware alleging that AudioCodes Inc. and the other defendants, infringed the plaintiff's intellectual property rights in five patents. The claims made in this action are being defended by AudioCodes Inc. The Court granted the defendants’ motion for summary judgment of invalidity on one of the patents, dismissing all claims of infringement based on this patent. Plaintiff continues to maintain its action against AudioCodes Inc. and certain other defendants based on alleged infringement of four other patents that were not dismissed from the action. Preliminary discovery has begun, but it is not possible to predict the outcome of this proceeding. The Company believes it has valid defenses to the claims and a provision is not required.

4.	In November 2011, an action was commenced against AudioCodes Inc., in Federal Court in Texas alleging that AudioCodes Inc. infringed the plaintiff's intellectual property rights in one patent. All claims asserted in this action were dismissed without prejudice by the court on May 15, 2012.

5.	In January 2013, one of the Company’s former senior executives sent a letter of demand claiming an amount of approximately $ 1,000 relating to his termination of employment. The Company has denied all of his allegations and believes that it has valid defenses to this claim.

6.	In February 2013, a patent infringement action was commenced against AudioCodes Inc. and other defendants, in Federal Court in California alleging that AudioCodes Inc. infringed the plaintiff’s intellectual property rights in one patent. One of the other defendants is a customer of the Company that has informed that it believes it is entitled to indemnification from the Company with respect to this litigation. The proceedings are at an early stage and it is not possible at this time to predict their outcome. The Company believes it has valid defenses against the claims.